UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
 of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2023

Ventas, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10989	61-1055020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300 Chicago, Illinois 60654
(Address of principal executive offices, including zip code)

(877) 483-6827

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.25 par value	VTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Ventas, Inc. (the “Company”) was held on May 16, 2023. Represented at the Annual Meeting were 368,393,266 shares, or 92.08%, of the Company’s 400,053,497 shares of common stock outstanding and entitled to vote at the Annual Meeting.

Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Set forth below are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive Proxy Statement, filed with the Securities and Exchange Commission on April 5, 2023.

Proposal 1:	To elect 11 directors to terms expiring at the 2024 Annual Meeting of Stockholders

Nominees of the Company:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Melody C. Barnes	325,495,256	22,514,559	194,721	20,188,730
Debra A. Cafaro	302,617,333	26,951,632	18,635,571	20,188,730
Michael J. Embler	346,159,928	1,836,962	207,646	20,188,730
Matthew J. Lustig	342,596,758	5,401,958	205,820	20,188,730
Roxanne M. Martino	339,893,092	8,115,773	195,671	20,188,730
Marguerite M. Nader	344,144,467	3,864,381	195,688	20,188,730
Sean P. Nolan	320,733,908	27,263,834	206,794	20,188,730
Walter C. Rakowich	344,027,729	3,912,792	264,015	20,188,730
Sumit Roy	346,254,015	1,741,416	209,105	20,188,730
James D. Shelton	328,343,986	19,657,402	203,148	20,188,730
Maurice S. Smith	345,336,666	2,663,170	204,700	20,188,730

Proposal 2:	To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
315,522,342	32,105,670	576,524	20,188,730

Proposal 3:	To recommend, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers

Votes for One Year	Votes for Two Years	Votes for Three Years	Votes Abstained	Broker Non-Votes
337,904,525	250,062	9,826,139	223,810	20,188,730

Proposal 4:	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
366,559,141	1,537,654	296,471	0

On May 16, 2023, following the Registrant’s annual meeting of shareholders, the Board of Directors adopted a resolution providing that an advisory vote on executive compensation would be presented for a vote by shareholders of the Registrant at each annual shareholder meeting until the Company next holds an advisory vote regarding the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTAS, INC.

By	/s/ Carey S. Roberts
Carey S. Roberts
Executive Vice President, General Counsel and Ethics and Compliance Officer

Date: May 19, 2023